UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 23, 2017

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 649 2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K is being filed for purposes of giving notice that Nabriva Therapeutics plc, a public limited company organized under the laws of Ireland (“Nabriva Ireland”), has become the successor issuer to Nabriva Therapeutics AG, a stock corporation (Aktiengesellschaft) organized under the laws of Austria (“Nabriva AG”) pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Such succession has occurred following the conclusion, on June 23, 2017, of a tender offer related to the exchange of American Depositary Shares (“Nabriva AG ADSs”) and common shares of Nabriva AG (“Nabriva AG Common Shares”) for ordinary shares (“Nabriva Ireland Shares”) of Nabriva Ireland (the “Exchange Offer”), which resulted in Nabriva Ireland, a new Irish holding company, becoming the ultimate holding company of Nabriva AG (the predecessor registrant and former ultimate holding company) and its subsidiaries (the “Redomiciliation”).

Item 1.01.  Entry into a Material Definitive Agreement.

Effective June 23, 2017, the Board of Directors of Nabriva Ireland (the “Nabriva Ireland Board”) adopted a form of indemnification agreement to be entered into with the directors and officers of Nabriva Ireland (the “Indemnification Agreement”). The Indemnification Agreement provides that, subject to the provisions of the Irish Companies Act 2014, Nabriva Ireland is required among other things, to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer of Nabriva Ireland in any action or proceeding arising out of his or her service as a directors or officer of Nabriva Ireland, or any subsidiaries of Nabriva Ireland or any other company or enterprise to which the person provides services at the request of Nabriva Ireland.

The foregoing description of the Indemnification Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

As a result of the conclusion of the Exchange Offer on June 23, 2017, each holder of Nabriva AG Common Shares who tendered into the Exchange Offer is entitled to receive ten Nabriva Ireland Shares in exchange for each Nabriva AG Common Share validly tendered into, and not withdrawn from, the Exchange Offer, and each holder of Nabriva AG ADSs who tendered into the Exchange Offer is entitled to receive one Nabriva Ireland Share for each Nabriva AG ADS validly tendered into, and not withdrawn from, the Exchange Offer.  The rights of holders of Nabriva Ireland Shares are governed by the Nabriva Ireland memorandum and articles of association (the “Nabriva Ireland M&A”), which was approved by the shareholder and the Nabriva Ireland Board effective June 23, 2017.  The Nabriva Ireland M&A is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 3.03 by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective June 23, 2017, each existing member of the Board of Directors of Nabriva AG was appointed as a member of the Nabriva Ireland Board.  In addition, effective June 23, 2017, Colin Broom, the Chief Executive Officer of Nabriva Ireland, and Carrie Bourdow were also appointed as members of the Nabriva Ireland Board.  A copy of the press release announcing the appointment of Dr. Broom and Ms.

Bourdow to the Nabriva Ireland Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

The names of the new directors of Nabriva Ireland (the “New Directors”) and the committees of the Nabriva Ireland Board on which the New Directors will serve are set forth below.

Name	Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
Daniel Burgess, Chairman of the Board		Member	Chairman
Colin Broom, Director
Axel Bolte, Director	Chairman
Chau Quang Khuong, Director	Member
Charles Rowland, Director	Member	Chairman
George Talbot, Director
Stephen Webster, Director		Member	Member
Mark Corrigan, Director			Member
Carrie Bourdow, Director	Member

All New Directors except for Dr. Broom will participate in the Nabriva Ireland non-employee director compensation program.  There are no arrangements or understandings between any of the New Directors and any other person pursuant to which any of the New Directors was selected as a New Director.  There are no related party transactions between Nabriva Ireland or any of the New Directors that would require disclosure under Item 404(a) of Regulation S-K, other than as previously reported in the section of Nabriva AG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 10-K”) entitled “Part III- Item 13 - Certain Relationships and Related Transactions, and Director Independence- Transactions.”

Resignation of Directors

Effective June 23, 2017, Gary Sender, Andrew Ryan and Paul Ryan resigned as directors of the Nabriva Ireland Board, and Mihovil Spoljaric resigned as an alternate director of Gary Sender on the Nabriva Ireland Board.  The aforementioned directors’ decisions to resign from the Nabriva Ireland Board are not due to any disagreement with Nabriva Ireland on any matter related to Nabriva Ireland’s operations, policies or practices.

Appointment of New Officers

Effective June 23, 2017, the Nabriva Ireland Board appointed the following individuals to serve as executive officers of Nabriva Ireland: (i) Robert Crotty as General Counsel and Secretary, (ii) Elyse Seltzer as Chief Medical Officer, and (iii) Steven Gelone as Chief Development Officer. Mr. Crotty, Dr. Seltzer and Mr. Gelone join Colin Boom and Gary Sender, who were appointed Chief Executive Officer and Chief Financial Officer, respectively, on April 12, 2017.

Assumption of Compensation Plans and Outstanding Awards

Effective June 23, 2017, Nabriva AG’s Stock Option Plan 2007 (the “2007 Plan”) and the Stock Option Plan 2015 (the “2015 Plan” and, together with the 2007 Plan, the “Plans”) were amended to take account of certain requirements under Irish law, and Nabriva Ireland assumed the Plans and the existing awards thereunder.  The 2007 Plan and the 2015 Plan are incentive compensation plans under which Nabriva AG has made equity-based awards to certain of its executives, including its named executive officers.  Nabriva Ireland may make future equity-based awards under the 2015 Plan to certain executives, including its named executive officers, but no new awards may be made under the 2007 Plan.

As a result, effective June 23, 2017, Nabriva Ireland Shares will be issuable under the Plans in lieu of Nabriva AG Common Shares or Nabriva AG ADSs representing Nabriva AG Common Shares.

Copies of the 2007 Plan and the 2015 Plan, each as amended to take account of certain requirements under Irish law, are filed as Exhibits 10.2 and 10.3, respectively, to this Current report on Form 8-K and are incorporated in this Item 5.02 by reference.

Compensation of Nabriva Ireland Executive Officers

The compensation of the executive officers of Nabriva Ireland remains identical to the compensation each such officer received as a senior manager of Nabriva AG immediately prior to June 23, 2017.  Information concerning the compensation of certain Nabriva AG senior managers can be found in the 2016 10-K under the caption entitled “Part III- Item 11- Executive Compensation.”

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.  A summary of the material terms of the Nabriva Ireland M&A which is included under the heading “Description of the Ordinary Shares” in Nabriva Ireland’s registration statement on Form S-4 (File No. 333-217315) is incorporated in this Item 5.03 by reference.

The description of the Nabriva Ireland M&A referenced above is a summary and does not purport to be a complete description and is qualified in its entirety by reference to the Nabriva Ireland M&A, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective June 23, 2017, Nabriva Ireland has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of Nabriva Ireland.  The Code of Business Conduct and Ethics is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated in this Item 5.05 by reference.

Item 8.01  Other Information.

Conclusion of Exchange Offer

On June 26, 2017, Nabriva Ireland issued a press release announcing the expiration and successful conclusion, on June 23, 2017, of the Exchange Offer.  The Redomiciliation became effective immediately following the conclusion of the Exchange Offer.

A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Successor Issuer

In connection with the conclusion of the Exchange Offer, and by operation of Rule 12g-3(a) promulgated under the Exchange Act, Nabriva Ireland is the successor issuer to Nabriva AG, and has succeeded to the attributes of Nabriva AG as the registrant.  The Nabriva Ireland Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Nabriva Ireland is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Securities and Exchange Commission (the “SEC”) using Nabriva AG’s SEC file number (001-37558). Nabriva Ireland hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The Nabriva Ireland Shares are listed on the NASDAQ Global Select Market, and trade under the symbol “NBRV”.

Item 9.01  Financial Statements and Exhibits.

(d)                                                              Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2017	NABRIVA THERAPEUTICS PLC
	By:	/s/ Gary Sender
	Name:	Gary Sender
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Memorandum and Articles of Association of Nabriva Therapeutics plc.
10.1	Form of Indemnification Agreement.
10.2	Stock Option Plan 2007.
10.3	Stock Option Plan 2015.
14.1	Code of Business Conduct and Ethics of Nabriva Therapeutics plc.
99.1	Press Release of Nabriva Therapeutics plc announcing the appointment of new members of the Board of Directors, dated June 26, 2017.
99.2	Press Release of Nabriva Therapeutics plc announcing the conclusion of the Exchange Offer, dated June 26, 2017.